Newpark Resources May 2022

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its most recent Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the ongoing conflict between Russia and Ukraine; the COVID-19 pandemic; the worldwide oil and natural gas industry; our customer concentration and reliance on the U.S. exploration and production market; our international operations; operating hazards present in the oil and natural gas industry and substantial liability claims, including catastrophic well incidents; our contracts that can be terminated or downsized by our customers without penalty; our product offering expansion; our ability to attract, retain and develop qualified leaders, key employees and skilled personnel; the price and availability of raw materials; business acquisitions and capital investments; our market competition; technological developments and intellectual property in our industry; severe weather, natural disasters, and seasonality; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity breaches or business system disruptions; our ability to maintain compliance with the New York Stock Exchange’s continued listing requirements; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. There can be no assurances that the ongoing portfolio review will result in any transaction, and no specific timeline has been established for the completion of the portfolio review. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Forward Looking Statements

3 This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Non-GAAP Financial Measures

Two operating segments: Industrial Solutions We are a leading provider of temporary worksite access solutions, with a diversified customer base • Power transmission and renewable energy • Oil and gas exploration • Construction and other general access Industrial Solutions has historically been the primary source of Newpark operating income and cash generation Fluids Systems We are a leading provider of drilling, completion, and stimulation chemical products, rated #1 in customer satisfaction globally* 4 * Source: 2021 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research. Company Overview $947 $820 $493 $615 $141 $176 $0 $200 $400 $600 $800 $1,000 2018 2019 2020 2021 2022 Consolidated Revenues ($MIL) Full Year First Quarter 60% 40% Industrial Solutions Fluids Systems ** EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. Q1 2022 Segment EBITDA Contribution **

5 Strategic Priorities Prioritize investment into high returning growth markets, including markets aligned to energy transition & sustainability tailwinds, while continuing to transform Fluids Systems to a capital-light cash generator Leverage extensive experience & credibility to expand sustainable technology and service solutions Laser focus on operating cost and balance sheet discipline to fund growth responsibly 1 2 3 We believe we have the right strategy in place to position the company for long-term success and to deliver enhanced value for our shareholders

6 Key Execution Pillars Rightsize for New Market Realities • Evaluating options for underperforming operations within portfolio while continuing to streamline support structure • Pursue asset monetization of non-core assets, as market conditions support Drive Variable Cost Structure to Enhance Cash Flow Consistency • Reduce fixed cost burden on the business • Capital-light business model • Appropriately scale business support and corporate office to align with business size and strategic direction Transform Fluids Systems to Consistent Cash Generator Build Upon Foundation • Primary driver of historical profitability • Strong ROI and consistent cash flows Continued Geographic and End User Expansion • Continue to expand utility and contractor customer base • Selectively expand service offering to differentiate and grow share of wallet Leverage Sustainable Manufacturing Footprint • Identify adjacent product opportunities leveraging existing manufacturing assets • Focus on sustainable “circular” life cycle processes and products Invest in Industrial Solutions Growth

Committed To Sustainability

NEWPARK

ENVIRONMENTALLY FOCUSED PRODUCT OFFERING

Composite Matting System

- Manufactured with 100% recyclable materials
- Eliminates deforestation associated with competitive wood products
- Lower weight products improves logistics efficiency, reducing GHG emissions and community impact

Environmentally-Focused Drilling Fluids Technologies

- Water-based and synthetic-based fluids, replacing oil-based mud
- Lower environmental impact
- Lower risk to people & environment
- Offering includes TerraTherm™ system, designed specifically for geothermal drilling

Efficient Stimulation Products

- Transition™ family of brine-tolerant chemicals reduces need for fresh water in stimulation

HIGH SOCIAL STANDARDS

Safety First

- Aim for zero incidents
- Training
- Lower risk to people & environment

Ethical Supply Chain

- Supplier engagement
- Enforcement of standards
- Compliance with human rights standards

Supported Employees

- Training and development
- Volunteer and charitable giving programs
- Diversity in global workforce

Local Content

- Create jobs and develop skills
- Develop local enterprises
- Improve local economies

ROBUST GOVERNANCE PROGRAMS

Compliance Program

- Annual compliance training and Code of Ethics certification required for all employees
- Designated "Compliance Champion" network throughout global operations
- Global Hotline available 24/7
- Compliance Committee of senior executives – "Tone from the Top"

Board of Directors

- Non-executive Chairman
- Diverse and independent
- ESG Committee provides oversight of Company programs
- Robust Enterprise Risk process

Compensation and Benefits

- Pay-for-Performance recognized by Proxy Advisors and Shareholders
- Competitive pay and benefits
- Shareholder engagement

For more information, including our ***Sustainability Accounting Standards Board*** report, see: www.newpark.com/sustainability

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Strategic Course Unchanged • While 2020 reflected meaningful COVID-19 impact, 2021 performance more in line with 2019 results, benefitting from growth in power transmission sector • Industrial end-market growth remains primary focus, while presence maintained in key E&P markets Industrial End-Markets Remain Primary Focus • First quarter 2022 impacted by timing of product sales activity, with project delays pushing sales to Q2 • End-market diversification through expansion in power transmission and other industrial end-markets has offset declining E&P presence in recent years • Diversified market presence across end-markets is key to strong EBITDA and Free Cash Flow generation • Industrial Blending started up in late 2020; shut down in Q1 2022 8 Industrial Solutions - Overview 88% 12% Q1 2022 Revenue Rental & Service (R&S) Site Access Product Sales Total Segment EBITDA * ($MIL) 45%55% E&P Utility & Industrial * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. 2019 Revenue 19% 81% 2021 Revenue Total Segment Revenues ($MIL) $231 $200 $138 $194 $53 $35 $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 2022 Full Year First Quarter $82 $69 $34 $60 $18 $11 $0 $20 $40 $60 $80 $100 2018 2019 2020 2021 2022 Full Year First Quarter

U.S. Electrical Transmission Investment* $20 $21 $21 $22 $22 $24 $25 $28 $27 $27 $0 $5 $10 $15 $20 $25 $30 $35 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 ($ b ill io ns ) Taking Strategic Actions to Support Expansion • Energy Infrastructure expansion remains the highest priority for capital deployments • Enhanced utility sector and renewable energy expertise through 2021-2022 Board of Directors appointments Stable Market with Strong Outlook • Electric utility infrastructure investments expected to grow in the next five years o Aging U.S. infrastructure requires investment to maintain o Energy Transition expected to place increasing dependency on electric power transmission infrastructure Market Penetration Gaining Momentum • Momentum was building in 2019, but pulled back in 2020 due to COVID disruption to market activity • 2021 reflected a record year for Utility & Other Industrial Markets, in both Rental & Service and Product Sales • Tuck-in acquisition completed in December 2021 to expand utility sector coverage; Near-term expansion focuses on mid-Atlantic region • Current market share remains < 10% of total U.S. site access market, providing meaningful runway for growth 9 Power Transmission Growth Opportunity Revenues From Utility and Other Industrial Markets Trailing 12 Months ($MIL) Actual Projected * Source: Edison Electric Institute, November 2021 $65 $64 $61 $60 $66 $71 $82 $86 $83 $85 $45 $43 $45 $39 $27 $43 $48 $58 $66 $51 $0 $20 $40 $60 $80 $100 $120 $140 $160 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Rental and Services Product Sales

Site and Access Solutions
Environmental Commitment

NEWPARK







360,000+*

Total Trees Saved

Our fully recyclable composite matting program prevents the deforestation associated with production of timber alternatives

23,500* TONS

CO_2 Emission Reduction In 2021

Lighter weight mats require fewer truckloads, thereby reducing GHG emissions with every load eliminated

13+* Million

Miles Saved in 2021

Fewer truckloads mean less miles driven and safer conditions for the community as a whole

**Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Reflects cumulative effect unless otherwise stated.*

For more information, see: www.Newpark.com/environmental

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$90 $44 NAM Land U.S. GOM Europe, Middle East, Africa Rest of World Q1 2022 Revenues By Region ($MIL) Drilling Fluids Completion & Reservoir Fluids Stimulation Fluids • Non-aqueous • Water-based • Specialty Systems • Industrial Minerals • Solids Control and Waste Management • Drill-In Fluids • Engineered Displacements • Breakers • Completion Brines • Filtration • Hydraulic Fracturing • Matrix Acidizing • Coil Tubing • Sand Control PROVIDING TOTAL FLUIDS SOLUTIONS 11 Fluids Systems Overview • Customer activities include oil and natural gas exploration, with emerging opportunity in geothermal drilling to support energy transition • International activity recovering from COVID impacts, while structural actions continue to align U.S. operations for smaller market $61 $25 ($46) ($1) $7 ($5) ($19) ($29) ($5) ($60) ($40) ($20) $0 $20 $40 $60 $80 2018 2019 2020 2021 Q1 2022 Total Segment EBITDA * ($MIL) Reported EBITDA Impact of Impairments & Other Charges * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. EBITDA Charges Total Segment Revenues ($MIL) $716 $620 $355 $421 $88 $141 $0 $200 $400 $600 $800 2018 2019 2020 2021 2022 Full Year First Quarter

12 $325 $308 $214 $220 $226 $0 $100 $200 $300 $400 2018 2019 2020 2021 Q1 2022 North America Net Capital Employed ($MIL) (end of period) North America • Unprecedented market collapse in 2020, with market rig count declining 70%, before recovering; market remains >25% below 2019 level • Swift actions taken to rationalize roofline, cost structure and working capital, preserving presence in key markets • Activity outlook strengthening in the wake of underinvestment in O&G in recent years, combined with heightened global focus on energy security • Continuing to evaluate under-performing operations; further rationalization of activities, roofline and sale of excess infrastructure and assets, as needed Fluids Systems – North America Asset Base • Optimization of working capital and sale of excess assets to transform into capital-light business model • Pursuing sale of U.S. mineral grinding business, which includes ~$50m of Net Capital Employed, as another step toward capital-light model $477 $427 $227 $275 $60 $93 $0 $100 $200 $300 $400 $500 2018 2019 2020 2021 2022 North America Revenues ($MIL) Full Year First Quarter

13 $24 $24 Q1 2022 Revenues by Customer Type ($MIL) IOC/NOC Regional Independent All Other Markets • Selective geographic expansion that meet appropriate qualifications: • Non-commoditized market • Stability in long-term outlook • Limited capital investment EMEA • Historical stability in region driven by strong mix of IOC/NOC customers • Foundation is built upon long-term NOC contracts in Kuwait and Algeria • COVID-19 provided major headwind to this region in 2020 and 2021; Q1 2022 on pace with 2019 revenue level • 2022 growth driven by broad-based recovery in Europe and Africa; activity outlook in key international markets strengthening in light of heightened global focus on energy security • Emerging opportunity for growing geothermal drilling in support of energy transition • Establishing JV with TAQA in Saudi Arabia; expected to be operational second half 2022 Fluids Systems - International $239 $193 $128 $146 $28 $48 $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 2022 International Revenues ($MIL) Full Year First Quarter

14* Free Cash Flow is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. ** Net Debt is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. Flexible Balance Sheet and Modest Debt Capital Structure • Modest debt burden provides flexibility to accelerate growth • U.S. Asset-Based Loan (ABL) facility reflects primary source of debt; facility recently amended, extending maturity to May 2027 • Modest interest burden with average cash borrowing rate on debt below 3% Cash Flow and Liquidity • Flexible business model, with capital investments and working capital adjusted based on market, enabling consistent FCF generation • Reduction in 2021-2022 FCF reflects growth in net working capital to support higher revenues and manage supply chain uncertainty • Investing activities heavily concentrated on industrial end-market growth • Expenditures primarily support revenue growth in the utility sector $162 $160 $87 $115 $116 $106 $111 $63 $91 $95 $200 $150 $100 $50 $0 2018 2019 2020 2021 Q1 2022 Total and Net Debt ** (End of Period) ($ m ill io ns ) Total Debt Net Debt $21 $41 $52 ($9) ($4) ($20) $0 $20 $40 $60 2018 2019 2020 2021 Q1 2022 Free Cash Flow (FCF) * ($ m ill io ns )

APPENDIX

16 CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) Financial Report (In thousands, except per share data) March 31, 2022 December 31, 2021 March 31, 2021 Revenues 176,438$ 179,563$ 141,172$ Cost of revenues 150,988 153,182 119,991 Selling, general and administrative expenses 24,433 26,690 20,911 Other operating (income) loss, net 50 (250) (274) Operating income (loss) 967 (59) 544 Foreign currency exchange (gain) loss 64 (314) (332) Interest expense, net 1,206 2,057 2,408 Loss on extinguishment of debt - - 790 Loss before income taxes (303) (1,802) (2,322) Provision (benefit) for income taxes (2,824) 1,879 3,040 Net income (loss) 2,521$ (3,681)$ (5,362)$ Calculation of EPS: Net income (loss) - basic and diluted 2,521$ (3,681)$ (5,362)$ Weighted average common shares outstanding - basic 92,118 92,043 90,701 Dilutive effect of stock options and restricted stock awards 1,821 - - Weighted average common shares outstanding - diluted 93,939 92,043 90,701 Net income (loss) per common share - basic: 0.03$ (0.04)$ (0.06)$ Net income (loss) per common share - diluted: 0.03$ (0.04)$ (0.06)$ Three Months Ended

17 OPERATING SEGMENT RESULTS (UNAUDITED) Financial Report (In thousands) March 31, 2022 December 31, 2021 March 31, 2021 Revenues Fluids Systems 141,014$ 127,892$ 87,849$ Industrial Solutions 35,424 51,671 53,323 Total revenues 176,438$ 179,563$ 141,172$ Operating income (loss) Fluids Systems (1) 3,374$ 932$ (6,767)$ Industrial Solutions (2) 5,472 8,357 13,130 Corporate office (7,879) (9,348) (5,819) Total operating income (loss) 967$ (59)$ 544$ Segment operating margin Fluids Systems 2.4% 0.7% -7.7% Industrial Solutions 15.4% 16.2% 24.6% (In thousands) March 31, 2022 December 31, 2021 March 31, 2021 Revenues -$ 533$ 4,553$ Operating loss (886) (1,116) (50) Depreciation 270 270 290 EBITDA (non-GAAP) (616) (846) 240 Three Months Ended (1) Fluids Systems operating income for the three months ended December 31, 2021 included $0.9 million of charges primarily related to facility exit and severance costs. (2) Industrial Solutions operating income for the three months ended December 31, 2021 included $0.9 million of incremental pre-tax expenses related to a multi-year sales tax audit and insurance reserves. Industrial Solutions operating results include the Industrial Blending business that we shut down in March 2022. Industrial Blending results are as follows:

18 CONSOLIDATED BALANCE SHEETS (UNAUDITED) Financial Report (In thousands, except share data) March 31, 2022 December 31, 2021 ASSETS Cash and cash equivalents 21,307$ 24,088$ Receivables, net 187,609 194,296 Inventories 169,968 155,341 Prepaid expenses and other current assets 14,305 14,787 Total current assets 393,189 388,512 Property, plant and equipment, net 257,980 260,256 Operating lease assets 26,305 27,569 Goodwill 47,411 47,283 Other intangible assets, net 23,407 24,959 Deferred tax assets 2,260 2,316 Other assets 1,834 1,991 Total assets 752,386$ 752,886$ LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt 20,767$ 19,210$ Accounts payable 95,309 84,585 Accrued liabilities 37,302 46,597 Total current liabilities 153,378 150,392 Long-term debt, less current portion 95,475 95,593 Noncurrent operating lease liabilities 21,431 22,352 Deferred tax liabilities 6,370 11,819 Other noncurrent liabilities 10,589 10,344 Total liabilities 287,243 290,500 1,093 1,093 Paid-in capital 636,397 634,929 Accumulated other comprehensive loss (62,708) (61,480) Retained earnings 26,866 24,345 (136,505) (136,501) Total stockholders’ equity 465,143 462,386 Total liabilities and stockholders' equity 752,386$ 752,886$ Common stock, $0.01 par value (200,000,000 shares authorized and 109,335,733 and 109,330,733 shares issued, respectively) Treasury stock, at cost (16,982,629 and 16,981,147 shares, respectively)

19 CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Financial Report (In thousands) 2022 2021 Cash flows from operating activities: Net income (loss) 2,521$ (5,362)$ Adjustments to reconcile net income (loss) to net cash provided by operations: Depreciation and amortization 10,452 10,830 Stock-based compensation expense 1,468 1,279 Provision for deferred income taxes (5,202) 1,569 Credit loss expense 185 50 Gain on sale of assets (1,606) (3,283) Loss on extinguishment of debt - 790 Amortization of original issue discount and debt issuance costs 178 1,082 Change in assets and liabilities: Decrease in receivables 5,795 2,414 (Increase) decrease in inventories (14,812) 6,694 Decrease in other assets 17 1,275 Increase in accounts payable 11,246 11,437 Decrease in accrued liabilities and other (7,452) (1,002) Net cash provided by operating activities 2,790 27,773 Cash flows from investing activities: Capital expenditures (7,621) (8,649) Proceeds from sale of property, plant and equipment 575 8,027 Net cash used in investing activities (7,046) (622) Cash flows from financing activities: Borrowings on lines of credit 69,188 51,922 Payments on lines of credit (65,202) (56,922) Purchases of Convertible Notes - (18,107) Proceeds from term loan - 8,258 Debt issuance costs - (196) Purchases of treasury stock (4) (6) Other financing activities (2,711) (1,561) Net cash provided by (used in) financing activities 1,271 (16,612) Effect of exchange rate changes on cash (376) (882) Net increase (decrease) in cash, cash equivalents, and restricted cash (3,361) 9,657 Cash, cash equivalents, and restricted cash at beginning of period 29,489 30,348 Cash, cash equivalents, and restricted cash at end of period 26,128$ 40,005$ Three Months Ended March 31,

Financial Report

NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

The following tables reconcile the Company's net income (loss) or segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measure of EBITDA:

Consolidated	Twelve Months Ended				Three Months Ended March 31,	
(In thousands)	2018	2019	2020	2021	2021	2022
Net income (loss) (GAAP) [1]	$ 32,281	$ (12,946)	$ (80,696)	$ (25,526)	$ (5,362)	$ 2,521
Interest expense, net	14,864	14,369	10,986	8,805	2,408	1,206
Provision (benefit) for income taxes	14,997	9,788	(11,883)	7,293	3,040	(2,824)
Depreciation and amortization	45,899	47,144	45,314	42,225	10,830	10,452
EBITDA (non-GAAP) [1]	$ 108,041	$ 58,355	$ (36,279)	$ 32,797	$ 10,916	$ 11,355

(1) Net loss and EBITDA for the three months ended March 31, 2021 included a $0.8 million loss associated with the purchase of a portion of our convertible notes on the open market. 2021 net loss and EBITDA includes $5.4 million of net charges primarily related to self-insured costs associated with Hurricane Ida damage to our Fourchon, Louisiana Fluids Systems operating base, facility exit, and severance costs, partially offset by a gain related to a legal settlement. 2020 net loss and EBITDA included $29.2 million of charges, consisting of $11.7 million for the recognition of cumulative foreign currency translation losses related to our exit from Brazil, $10.3 million for inventory write-downs, $4.2 million for severance and other costs, and $3.0 million in fixed asset impairments. 2019 net loss and EBITDA included $23.2 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $11.8 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs, as well as the modification of the Company's retirement policy. 2018 net income and EBITDA included $6.8 million of charges, related to a corporate office charge of $1.8 million associated with the retirement of our former Senior Vice President, General Counsel and Chief Administrative Officer, as well as a total of $5.0 million of charges associated with severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility. Net income (loss) and EBITDA also includes the Industrial Blending business that we shut down in March 2022. Industrial Blending results are as follows:

	Twelve Months Ended				Three Months Ended March 31,	
(In thousands)	2018	2019	2020	2021	2021	2022
Revenues	$ -	$ -	$ 7,548	$ 8,821	$ 4,553	$ -
Operating income (loss)	-	-	179	(2,384)	(50)	(886)
Depreciation	-	-	300	1,095	290	270
EBITDA (non-GAAP)	-	-	479	(1,289)	240	(616)

20

Financial Report

NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Fluids Systems (In thousands)	Twelve Months Ended 2018	2019	2020	2021	Three Months Ended March 31, 2021	2022
Operating income (loss) (GAAP) [1]	$ 40,337	$ 3,814	$ (66,403)	$ (19,012)	$ (6,767)	$ 3,374
Depreciation and amortization	20,922	21,202	20,555	17,877	4,627	4,057
EBITDA (non-GAAP) [1]	61,259	25,016	(45,848)	(1,135)	(2,140)	7,431
Revenues	715,813	620,317	354,608	420,789	87,849	141,014
Operating Margin (GAAP)	5.6%	0.6%	-18.7%	-4.5%	-7.7%	2.4%
EBITDA Margin (non-GAAP)	8.6%	4.0%	-12.9%	-0.3%	-2.4%	5.3%

(1) 2021 Fluids Systems operating loss and EBITDA includes $5.5 million of charges primarily related to self-insured costs associated with Hurricane Ida damage to our Fourchon, Louisiana Fluids Systems operating base, facility exit, and severance costs. 2020 Fluids Systems operating loss and EBITDA included $28.6 million of charges, consisting of $11.7 million for the recognition of cumulative foreign currency translation losses related to our exit from Brazil, $10.3 million for inventory write-downs, $3.6 million for severance and other costs, and $3.0 million in fixed asset impairments. 2019 Fluids Systems operating income and EBITDA included $18.7 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $7.3 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs, as well as the modification of the Company's retirement policy. 2018 Fluids Systems operating income and EBITDA included $5.0 million of charges related to severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility.

Industrial Solutions (In thousands)	Twelve Months Ended 2018	2019	2020	2021	Three Months Ended March 31, 2021	2022
Operating income (GAAP) [1]	$ 60,604	$ 47,466	$ 13,459	$ 39,733	$ 13,130	$ 5,472
Depreciation and amortization	21,321	21,763	20,427	20,399	5,136	5,712
EBITDA (non-GAAP) [1]	81,925	69,229	33,886	60,132	18,266	11,184
Revenues	230,735	199,802	138,017	193,992	53,323	35,424
Operating Margin (GAAP)	26.3%	23.8%	9.8%	20.5%	24.6%	15.4%
EBITDA Margin (non-GAAP)	35.5%	34.6%	24.6%	31.0%	34.3%	31.6%

(1) Industrial Solutions operating results include the Industrial Blending business that we shut down in March 2022, as shown above.

21

Financial Report

NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

The following table reconciles the Company's net cash provided by (used in) operating activities calculated in accordance with GAAP to the non-GAAP financial measure of the Company's free cash flow:

Consolidated	Twelve Months Ended				Three Months Ended March 31,	
(In thousands)	2018	2019	2020	2021	2021	2022
Net cash provided by (used in) operating activities (GAAP)	$ 63,403	$ 72,286	$ 55,791	$ (3,013)	$ 27,773	$ 2,790
Capital expenditures	(45,141)	(44,806)	(15,794)	(21,793)	(8,649)	(7,621)
Proceeds from sale of property, plant and equipment	2,612	13,734	12,399	15,999	8,027	575
Free Cash Flow (non-GAAP)	$ 20,874	$ 41,214	$ 52,396	$ (8,807)	$ 27,151	$ (4,256)

The following table reconciles the Company's ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of the Company's ratio of net debt to capital:

Consolidated	December 31,				March 31,	
(In thousands)	2018	2019	2020	2021	2021	2022
Current debt	$ 2,522	$ 6,335	$ 67,472	$ 19,210	$ 55,242	$ 20,767
Long-term debt, less current portion	159,225	153,538	19,690	95,593	17,000	95,475
Total Debt	161,747	159,873	87,162	114,803	72,242	116,242
Total stockholders' equity	569,681	548,645	488,032	462,386	480,922	465,143
Total Capital	$ 731,428	$ 708,518	$ 575,194	$ 577,189	$ 553,164	$ 581,385
Ratio of Total Debt to Capital	22.1%	22.6%	15.2%	19.9%	13.1%	20.0%
Total Debt	$ 161,747	$ 159,873	$ 87,162	$ 114,803	$ 72,242	$ 116,242
Less: cash and cash equivalents	(56,118)	(48,672)	(24,197)	(24,088)	(34,156)	(21,307)
Net Debt	105,629	111,201	62,965	90,715	38,086	94,935
Total stockholders' equity	569,681	548,645	488,032	462,386	480,922	465,143
Total Capital, Net of Cash	$ 675,310	$ 659,846	$ 550,997	$ 553,101	$ 519,008	$ 560,078
Ratio of Net Debt to Capital	15.6%	16.9%	11.4%	16.4%	7.3%	17.0%

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Matthew Lanigan President and Chief Executive Officer Gregg Piontek Senior Vice President & Chief Financial Officer Chip Earle Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary David Paterson President Fluids Systems Lori Briggs President Industrial Solutions 23 EXPERIENCED LEADERSHIP Executive Management

Matthew Lanigan, President and Chief Executive Officer: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. In September 2021, was appointed to the role of Newpark’s President and Chief Operating Officer and effective March 2022, transitioned to the role of President and Chief Executive Officer. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. Gregg S. Piontek, SVP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. 24 MANAGEMENT BIOGRAPHIES Executive Management

Edward “Chip” Earle, Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary: Chip joined Newpark in August 2018 as Vice President and Executive Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD from the University of Texas in 2001. David A. Paterson, President, Fluid Systems: David was appointed as Vice President of the Company and President of Fluids Systems in July 2019. From October 2018 to July 2019, Mr. Paterson served as President - Pressure Pumping of Weir Oil and Gas. From December 1995 to October 2018, he served in varying roles for Schlumberger including President - Artificial Lift, President – Geoservices, and Vice President - Drilling Group Asia. During this time, he spent 17 years working directly in the Drilling Fluids, Completion Fluids, Solids Control and Waste management sector in Dowell Drilling Fluids and the M-I SWACO Joint Venture. He held numerous assignments of progressing responsibility in this space including: Well Site Fluids Engineer working on land, Offshore and Deepwater rigs, Customer In-House Fluids Representative, Field Service Manager, Product Line Manager for Completion Fluids, Country Manager, Asia Pacific Vice President, Eastern Hemisphere Senior Vice President, and Global Product Line Vice President. Mr. Paterson holds a Bachelor of Science and a Master of Science in Offshore Engineering from The Robert Gordon University in Aberdeen, Scotland. 25 MANAGEMENT BIOGRAPHIES Executive Management

Lori Briggs, President Industrial Solutions: Lori joined Newpark in October 2017 as Senior Director, Business Transformation & Integration, was promoted to the position of Vice President, Marketing for Newpark Industrial Services in January 2021, and then promoted to her current role of President, Industrial Solutions in September 2021. Ms. Briggs has progressed her career by blending her expertise in marketing, business development, pricing, and finance to optimize team performance and drive profitability across multiple platforms. Prior to joining Newpark, she held leadership roles with progressing responsibility in various divisions of GE (including Oil & Gas, Capital, and Aviation) for over 25 years, most recently holding the position of Global Pricing Leader for GE Oil & Gas, an energy subsidiary. Ms. Briggs received her Bachelor of Science degree in Finance and Statistics/Mathematics from Miami University and her MBA from Washington University in St. Louis. 26 MANAGEMENT BIOGRAPHIES Executive Management

Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company (Chairman) G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated MATTHEW S. LANIGAN Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. MICHAEL A. LEWIS Retired Interim President and Senior Vice President, Electrical Operations, Pacific Gas & Electric Corporation CLAUDIA M. MEER Co-founder and CEO, CoreMax Consulting JOHN C. MINGÉ Retired Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP DONALD W. YOUNG Managing Member, Race Rock Group LLC Please visit our website for full biographies of our Board. 27 Board of Directors